Operating costs	12 Months Ended
Dec. 31, 2021
Operating costs
Operating costs

17. Operating costs

	2021	2020	2019
Staff costs (note 18)	4,737,138	4,397,004	4,288,815
Depreciation (notes 8/9)	347,613	378,754	333,844
External research and development costs	9,014,083	6,981,854	9,350,667
Laboratory consumables	295,377	295,005	230,097
Patent maintenance and registration costs	266,043	328,177	268,143
Professional fees	1,379,734	1,399,123	1,951,661
Short term leases	37,512	36,651	26,150
D&O insurance	1,591,882	1,505,897	44,142
Other operating costs	989,840	799,952	944,303
Total operating costs	18,659,222	16,122,417	17,437,822

The evolution of the total operating costs is mainly driven by external research and development expenses, staff costs, D&O insurance, professional fees and other operating costs.

During the year ended December 31, 2021, total operating costs increased by CHF 2.5 million compared to the year ended December 31, 2020, primarily due to increased external research and development costs of CHF 2 million primarily relating to dipraglurant PD-LID program for CHF 0.6 million, dipraglurant blepharospasm program for CHF 0.6 million and GABAB PAM program for CHF 0.1 million. During the same period, staff costs increased by CHF 0.3 million primarily due to the strengthening of our R&D team.

During the year ended December 31, 2020, external research and development costs decreased by CHF 2.4 million compared to the year ended December 31, 2019 primarily due to delays in starting certain clinical development activities due to the global coronavirus pandemic. During the same period, professional fees decreased by CHF 0.6 million primarily due to lower audit and legal fees which had been abnormally high in 2019 due to the preparation of the Company’s Nasdaq listing. Insurance costs increased by CHF 1.5 million due to higher directors and officer’s liability insurance premiums following the Company’s Nasdaq listing on January 29, 2020.